Exhibit 99.1
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
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 5/31/01
Distribution Date: 06/25/01
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Balances
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
                                                                                            Initial            Period End
    Securitization Value                                                             $1,547,538,089        $1,296,210,226
    Reserve Account                                                                     $81,245,750          $104,458,821
    Class A-1 Notes                                                                    $180,000,000                    $0
    Class A-2 Notes                                                                    $600,000,000          $528,672,137
    Class A-3 Notes                                                                    $300,000,000          $300,000,000
    Class A-4 Notes                                                                    $389,660,000          $389,660,000
    Subordinated Note                                                                   $30,951,089           $30,951,089
    Class B Certificates                                                                $46,927,000           $46,927,000

Current Collection Period
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    Beginning Securitization Value                                                   $1,350,012,086
       Principal Reduction Amount                                                       $53,801,860
    Ending Securitization Value                                                      $1,296,210,226

    Calculation of Required 2000-A SUBI Collection Account Amount
       Collections
           Receipts of Monthly Payments                                                 $27,173,886
           Sale Proceeds                                                                 $6,153,596
           Termination Proceeds                                                         $28,525,720
           Recovery Proceeds                                                               $433,675
       Total Collections                                                                $62,286,877

       Servicer Advances                                                                $13,635,309
       Reimbursement of Previous Servicer Advances                                      ($8,127,930)

    Required 2000-A SUBI Collection Account Amount                                      $67,794,256

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                             $17,190,010
    Current Period Monthly Payment Advance                                               $1,866,003
    Current Period Sales Proceeds Advance                                               $11,769,305
    Current Reimbursement of Previous Servicer Advance                                  ($8,127,930)
    Ending Period Unreimbursed Previous Servicer Advances                               $22,697,389

Collection Account
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    Deposits to 2000-A SUBI Collection Account                                          $67,794,256
    Withdrawals from 2000-A SUBI Collection Account
       Servicing Fees                                                                    $1,125,010
       Note Distribution Account Deposit                                                 $7,053,737
       Reserve Fund Deposit - Subordinated Noteholder Interest                             $180,548
       Certificate Distribution Account Deposit                                            $273,741
       Monthly Principal Distributable Amount                                           $53,801,860
       Reserve Fund Deposit - Excess Collections                                         $5,359,359
       Payments to Transferor                                                                    $0
    Total Distributions from 2000-A SUBI Collection Account                             $67,794,256


                                                                     Page 1 of 2
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BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 5/31/01
Distribution Date: 06/25/01
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Note Distribution Account
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    Amount Deposited from the Collection Account                    $60,855,597
    Amount Deposited from the Reserve Account                                $0
    Amount Paid to Noteholders                                      $60,855,597

Certificate Distribution Account
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    Amount Deposited from the Collection Account                       $273,741
    Amount Deposited from the Reserve Account                                $0
    Amount Paid to Certificateholders                                  $273,741

Distributions
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    Monthly Principal Distributable Amount                      Current Payment        Ending Balance   Per $1,000      Factor
    Class A-1 Notes                                                          $0                    $0        $0.00       0.00%
    Class A-2 Notes                                                 $53,801,860          $528,672,137       $89.67      88.11%
    Class A-3 Notes                                                          $0          $300,000,000        $0.00     100.00%
    Class A-4 Notes                                                          $0          $389,660,000        $0.00     100.00%
    Subordinated Note                                                        $0           $30,951,089        $0.00     100.00%
    Class B Certificates                                                     $0           $46,927,000        $0.00     100.00%

    Interest Distributable Amount                               Current Payment            Per $1,000
    Class A-1 Notes                                                          $0                 $0.00
    Class A-2 Notes                                                  $3,227,877                 $5.38
    Class A-3 Notes                                                  $1,660,000                 $5.53
    Class A-4 Notes                                                  $2,165,860                 $5.56
    Subordinated Note                                                  $180,548                 $5.83
    Class B Certificates                                               $273,741                 $5.83

Carryover Shortfalls
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                                                                  Prior Period Carryover    Current Payment Per $1,000
    Class A-1 Interest Carryover Shortfall                                   $0                    $0           $0
    Class A-2 Interest Carryover Shortfall                                   $0                    $0           $0
    Class A-3 Interest Carryover Shortfall                                   $0                    $0           $0
    Class A-4 Interest Carryover Shortfall                                   $0                    $0           $0
    Subordinated Note Interest Carryover Shortfall                           $0                    $0           $0
    Certificate Interest Carryover Shortfall                                 $0                    $0           $0

Residual Value Losses
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                                                                 Current Period            Cumulative
    Net Sale Proceeds                                                $3,200,171            $4,137,482
    Residual Values                                                  $3,386,561            $4,381,509

    Residual Value Losses                                              $186,390              $244,027

Reserve Account
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    Beginning Period Required Amount                               $104,458,821
    Beginning Period Amount                                        $104,458,821
    Net Investment Earnings                                            $378,097
    Current Period Deposit                                           $5,539,908
    Reserve Fund Draw Amount                                                 $0
    Release of Excess Funds                                          $5,918,005
    Ending Period Required Amount                                  $104,458,821
    Ending Period Amount                                           $104,458,821


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